Rule 497(e)
                                                  Registration No. 333-00767

--------------------------------------------------------------------------------

AMERINDO FUNDS INC.                                                   PROSPECTUS
                                                                     May 1, 1999
Class A Shares; Class D Shares
                                                   As Supplemented July 28, 1999

--------------------------------------------------------------------------------


                            AMERINDO TECHNOLOGY FUND

               A mutual fund whose investment objective is to seek
                        long-term capital appreciation.

           The Securities and Exchange Commission Has Not Approved or
        Disapproved These Securities or Passed upon the Adequacy of this
      Prospectus. Any Representation to the Contrary is a Criminal Offense.

                                                       TABLE OF CONTENTS


Risk/Return Summary.......................................2       How to Purchase Shares...................................11

Fee Table.................................................4       For Class A Shareholders Only
                                                                  Reduction or Elimination of Sales Loads..................13
Investment Objectives, Principal
Investment Strategies and Related                                 How to Redeem Shares.....................................14
Risks.....................................................5
                                                                  Dividends and Distributions..............................15
Additional Investment Information and
Risk Factors..............................................6       Tax Consequences.........................................16

Management, Organization and Capital Structure............8       Distribution Arrangements................................17

Pricing of Fund Shares....................................10      Financial Highlights Information.........................19



699557.6

                               RISK/RETURN SUMMARY

The Fund is currently composed of one portfolio called the Amerindo Technology Fund.

Investment Objective

The Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 65% of its total assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

Principal Risks

o      The loss of money is a risk of investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefor, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

o During the Fund's current fiscal year, substantial capital gains were realized on sales of securities. See "Additional Investment Information and Risk Factors" for additional information.

Who May Want to Invest in This Fund

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.



699557.6
                                        2

Risk/Return Bar Chart and Table

The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns of the Fund for the life of the Fund. The table shows how the Fund's average annual returns for a one-year period compares with that of the Hambrecht & Quist Growth Index.* While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future.


                 Year-by Year Total Return as of December 31(1)
                                (Class D Shares)

[graphic omitted]


100.00% ---------------------------------------------------------------
 80.00% -                                         84.67%
 60.00% -
 40.00% -
 20.00% -
  0.00% ---------------------------------------------------------------
-20.00% -
-40.00% -          -18.11%
        ---------------------------------------------------------------
                    1997                          1998



     Best Quarter 12/31/98:  49.07%  Worst Quarter 3/31/97:  (28.89%)



  Average Annual Total Returns (for the
  periods ending 12/31/98)(2)(3)(4)           Past One Year  Since Inception (5)

  Amerindo Technology Fund - Class A Shares         NA            54.61%**
  Hambrecht & Quist Growth Index *                45.10%          36.26%+

  Amerindo Technology Fund - Class D Shares       84.67%          15.24%
  Hambrecht & Quist Growth Index *                45.10%          17.59%++

* The Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in The Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.
**   Not Annualized.
+    Since inception of Class A Shares.
++   Since inception of Class D Shares.
(1) The sales load is not reflected in the Bar Chart. If this amount was reflected, returns would be less than those shown.
(2) Both Classes have substantially the same returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.
(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.
(4)  Sales loads are reflected in the Table.
(5) The date of inception of the Class A shares was August 3, 1998. The date of inception of the Class D shares was October 29, 1996.



699557.6
                                        3

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                      Class A          Class D
                                                      -------          -------

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
(as a percentage of the offering price)               5.75%            None
Redemption Fees for shares held less than 1 year
(as a percent of amount redeemed, if applicable)      3.00%            3.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund  assets)

Management Fees                                       1.50%            1.50%
Distribution and/or Service 12b-1 Fees                0.50%            0.25%
Other Expenses                                        1.00%            1.00%
Total Annual Operating Expenses                       3.00%            2.75%

The Adviser reimbursed the Fund 0.50% of the Adviser's fee. After this reimbursement, the "Other Expenses" and "Total Annual Operating Expenses" were 0.50% and 2.50%, respectively, for the Class A shares and 0.50% and 2.25%, respectively, for the Class D shares. The "Total Annual Operating Expenses," including "Other Expenses" for the Class A shares, are based on the actual expenses for the Class D shares for the fiscal year ended December 31, 1998. The Adviser may terminate the reimbursement arrangement at any time.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Year 1      Year 3        Year 5        Year 10

          Class A        $814        $1309         $1829         $3248
          Class D        $228        $ 703         $1205         $2585


You would pay the following expenses if you did not redeem your shares:

                         Year 1      Year 3        Year 5        Year 10

          Class A        $814        $1309         $1829         $3248
          Class D        $228        $ 703         $1205         $2585



699557.6
                                        4

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

Investment Objective. The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.

Principal Investment Strategies. The Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 65% of its assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The technology and science areas have exhibited and continue to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co.--such securities may have speculative characteristics) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.



699557.6
                                        5

Portfolio Turnover. Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The turnover rate of the Fund for the fiscal year ended December 31, 1998 was 78.46%. Fund turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which could have an adverse effect on the Fund's total rate of return. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances.

Buy/Sell Decisions. The Fund's investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

The Technology and Science Areas. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Concentration. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of the portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Adviser reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

Smaller Capitalized Companies. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Capital Gains. During the Fund's current fiscal year, substantial capital gains were realized on sales of securities. These capital gains are material ($6.13 of long-term capital gain and $8.92 of short-term capital gain per share based upon the outstanding shares of the Fund as of April 30, 1999). In accordance with applicable tax law requirements and the Fund's procedures, it anticipates distributing its net long-

699557.6
                                       6
term capital gains and net investment income, including any net short-term capital gains, prior to the end of its fiscal year ending October 31, 1999. Any Investor who acquires shares before the Fund pays this dividend will be required to include that dividend in his/her income even though the dividend represents, in effect, a return of capital. A distribution of long-term capital gain (increased or decreased by all other realized long-term capital gain and long or short-term capital losses incurred during the course of the fiscal year) will be taxed to investors as long-term capital gain for federal income tax purposes. A distribution of short-term capital gain (increased or decreased by all other realized short-term capital gains or ordinary income and long or short-term capital or ordinary losses incurred during the course of the fiscal year) will be taxed to investors as ordinary income for federal income tax purposes. Although there is no certainty that the Fund will pay a dividend or at what level the dividend will be paid, potential investors should be aware that these capital gains (if not reduced by other transactions during the course of the fiscal year) may have material tax consequences to them and should consult their tax advisers before investing in the Fund.

Borrowing. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

Temporary Investments. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not achieve its investment objective.

Repurchase Agreements. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.

Year 2000 Compliance. As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of

699557.6
                                       7
working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be Year 2000 compliant. Although the Adviser does not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid any adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the Securities contained in the Fund to varying degrees based upon various factors, and these may have a corresponding adverse effect on the Fund's performance. The Manager is unable to predict what effect, if any, the Year 2000 problem will have on such issues.

Non-Diversified Status. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Adviser. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, had assets under management of approximately $2.5 billion as of December 31, 1998. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

Alberto W. Vilar, 58, has been Chairman of the Board of Directors and Chief Executive Officer of the Fund since its inception. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College.He has been a Chartered Financial Analyst since 1975.

Dr. Gary A. Tanaka, 55, has been a Director and President of the Fund since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Fund.

699557.6

Adviser's Fees. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. The Adviser will also receive the service fees of 0.25% of each Class's average daily net assets. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Voluntary Expense Subsidization" in Section V.A.2 of the Statement of Additional Information.

Performance of the Adviser. In the early 1980's, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. As reported in the Wall Street Journal's Money Manager Scorecard on July 24, 1996, May 1, 1996 and January 18, 1996, Amerindo ranked first for its one-year and five-year performance, respectively. Amerindo did not have a ten-year performance number. Amerindo was not ranked by the Money Manager Scorecard during 1997. Each Money Manager Scorecard represents a ranking at June 30, 1996, March 31, 1996 and December 31, 1995, respectively, of the estimated stock-market performance of U.S. money managers with over $100 million under management. The 1, 5 and 10-year performance rankings were compiled by Thompson Investment Software, CDA Investment Technologies, utilizing data provided by CDA/Spectrum, with respect to data on 754,409, and 217 managers, respectively. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based and makes no representation as to the accuracy or completeness of this performance information.

The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

Amerindo's equity composite includes the portfolios managed in substantially similar styles to that of the Fund of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1998. An independent accounting firm has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1997, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The 1998 review is currently in progress. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected.

The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1989 through December 31, 1998. Accounts benchmarks are the Standard &

699557.6

Poor's 500 Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1997, which is in accordance with AIMR standards.

The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the Fund's performance nor is it indicative of future performance of the Fund.

                 Asset Weighted          Asset Weighted                                   Russell
                 Composite Rate          Composite Rate                         H&O        2000
                of Return Net of       of Return Gross of         S&P         Growth      Growth
Year              Advisory Fees           Advisory Fees        500 Index      Index        Index
-----------------------------------------------------------------------------------------------------
1989                 40.67%                  42.49%             31.44%        17.41%        20.16%
1990                  6.75%                   8.49%             -3.19%         3.89%       -17.41%
1991                 76.52%                  78.39%             30.55%        94.49%        51.18%
1992                  7.61%                   8.73%              7.68%        -3.57%         7.77%
1993                 15.08%                  16.42%             10.00%         7.81%        13.36%
1994                 -2.66%                  -1.53%              1.33%         3.38%        -2.43%
1995                 87.51%                  89.39%             37.50%        61.72%        31.04%
1996                  8.04%                   9.61%             23.22%        10.86%        11.26%
1997                -26.61%                 -26.05%             33.34%         2.39%        12.95%
1998                 61.67%                  64.14%             28.58%        45.04%         1.23%


Annualized rates of return for the period January 1, 1989 to December 31, 1998

                     22.71%                  24.33%             20.38%        20.16%        11.82%


          Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Fund's total return for the period October 29, 1996 (commencement of operations) through December 31, 1998 was 15.24%. The Fund's total return for the calendar year ended December 31, 1998 was 84.67%.

                             PRICING OF FUND SHARES

Net asset value per share for each Class is determined by subtracting from the value of such Class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

The Fund computes each Class's net asset value once daily on Monday through Friday, at 4:15 p.m. New York time, except on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

699557.6

                             HOW TO PURCHASE SHARES

Initial Investments by Wire. You may purchase shares of each Class of the Fund by wiring immediately available federal funds (subject to each Class's minimum investment) to The Chase Manhattan Bank from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class A and Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund.

If money is to be wired, you must call the Transfer Agent at 1-888-TECH FUND to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                   The Chase Manhattan Bank
                   Huntington, New York
                   ABA# 021000021
                   Account # 5021120976
                   F/B/O Amerindo Technology Fund
                   Ref. (Class)
                   Fund Acct. No.
                                 ------------------

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Initial Investments by Mail. An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to each Class's minimum investment) payable to:

                   Amerindo Technology Fund
                   c/o American Data Services, Inc.
                   P.O. Box 5536
                   Hauppauge, N.Y. 11788-0132

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investor will be assessed a $15.00 charge.

Additional Investments. Additional investments may be made at any time (subject to the minimum subsequent investment in Class A and Class D shares of $500) by purchasing shares of the particular Class at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class A/Class
D) or by wiring monies to the clearing bank as outlined above.

699557.6

Other Purchase Information. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Shareholders that purchased Class D shares during the period that the Fund was not offering Class A shares for sale will remain Class D shareholders after the date that Class A shares are offered for sale. Investors who purchased Class D shares during such period are not required to meet the $25,000 minimum balance requirement but will be required to maintain a minimum balance of $2,500.

The purchase price paid for shares of each Class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge, with respect to Class A shares. See "Net Asset Value" herein. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A shares of the Fund are sold on a continuous basis with a maximum front-end sales charge of 5.75% of the net asset value per share. Class D shares are sold without a front-end sales load. Volume discounts are provided for both initial purchase, as well as for additional purchases of Class A shares of the Fund. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for shares.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. The Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

Purchases of Class D shares at net asset value may be made by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and by clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the investment advisor or financial planner.

699557.6

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class D shares of the Fund. The minimum initial investment for all retirement plans investing in either Class of the Fund is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                          FOR CLASS A SHAREHOLDERS ONLY
                     REDUCTION OR ELIMINATION OF SALES LOADS

Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of the Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in the Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.

                                                                                            Amount of sales charge
                                                                                            reallowed to dealers as
                                                             Sales Charge as a % of                a percent
Amount of Purchase                       Sales Charge          Net Amount Invested            of offering price
--------------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.75%                    6.10%                          5.50%
$50,000 but less than $100,000               4.30%                    4.71%                          4.25%
$100,000 but less than $250,000              3.50%                    3.63%                          3.25%
$250,000 but less than $500,000              2.50%                    2.56%                          2.25%
$500,000 but less than $1,000,000            2.00%                    2.04%                          1.75%
$1,000,000 or more                           None                     None                           None

Letter of Intent. Any investor in Class A shares may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

699557.6

Purchases At Net Asset Value. There is no initial sales charge for "Qualified Persons." Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

By Mail. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Technology Fund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, N.Y. 11788-0132.

Requests in "good order" must include the following documentation:

     (a) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b)  any required signature guarantees (see "Signature Guarantees" below);
          and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registeed address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-TECH FUND for further details.

By Telephone. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-TECH FUND and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with

699557.6
transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Optional Redemption by the Fund. Investors are required to maintain a minimum account balance of at least $2,500 for Class A and Class D shares. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Further Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Redemption Fee. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs--measured by both commissions and bid/ask spreads--which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 3.00% fee on the redemption of shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to clients of the Adviser and its affiliates that hold shares in IRA accounts or in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 1999, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2000. If they are redeemed on or after April 5, 2000, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

                           DIVIDENDS AND DISTRIBUTIONS

At least 90% of each Class's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each Class, if any, are declared and paid on an annual basis. Dividends are payable to

699557.6
investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes."

The net investment income of each Class for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Class earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

Choosing a Distribution Option. Distribution of dividends from each Class may be made in accordance with several options. A shareholder may select one of three distribution options:

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. Cash Dividend Option. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. All Cash Option. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES

The Fund intends to elect, effective for its fiscal year beginning November 1, 1998, to qualify under the Internal Revenue Code of 1986, as a regulated investment company. Qualification as a regulated investment company relieves the Fund of Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. The Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Although corporate stockholders would generally be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations, the Fund does not believe that any of its distributions will qualify for this deduction.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder that sells shares held for six months or less receives a distribution taxable as long-term capital gain, any loss realized on the sale of the shares will be a long-term capital loss to the extent of the distribution.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. Any dividend or distribution received by a stockholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution, is subject to tax even though it is in effect, a return of capital.

The redemption of shares may result in the stockholder's receipt of more or less than the stockholder paid for its shares and, thus, in a taxable gain or loss to the stockholder. If the redeemed shares have been held for more than one year, the stockholder will generally realize a long-term capital gain or loss.

A preferential tax rate for long-term capital gains is currently applicable for non-corporate shareholders. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an

699557.6
offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to stockholders, in addition to the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate stockholders are not subject to this requirement.

                            DISTRIBUTION ARRANGEMENTS

Distributor. SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as the Fund's distributor. SIDCO will be entitled to receive a distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Plan and will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, pursuant to such distribution agreement, SIDCO may use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of Class A shares. See "Management of Fund" in the Statement of Additional Information. SIDCO has entered into a dealer agreement with Garal & Company, Inc., an affiliate of the Adviser, to participate in the offer and sale of the shares of the Fund.

12b-1 Plan. The Fund, on behalf of each Class, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Class will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of each Class for providing servicing to their clients ("shareholder servicing" ), which is subject to a maximum service fee of 0.25% per annum of each Class's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan also provides that the Distributor is paid a fee equal to 0.25% of Class A's average daily net assets, on an annual basis, to enable it to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Class A shareholders (each a "broker-dealer") for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Each shareholder servicing agent that the Adviser retains will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

699557.6

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii), or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.



699557.6
                                       18

                        FINANCIAL HIGHLIGHTS INFORMATION

The following table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class A and Class D shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Morrison, Brown, Argiz & Co, P.A., whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The table is part of the Fund's financial statements for the year ended December 31, 1998, which are available to shareholders upon request.




CLASS A SHARES                                                                                      For the period
                                                                                                    August 3, 1998
                                                                                                   (commencement of
                                                                                                 operations) through
                                                                                                  December 31, 1998
                                                                                             ----------------------------
Net asset value, beginning of period.......................................................  $               8.44
                                                                                             ----------------------------
Income (loss) from investment operations:
Net investment loss........................................................................                 (0.10)
Net realized and unrealized gain (loss) on investments.....................................                  5.25
                                                                                             ----------------------------
Total from investment operations...........................................................                  5.15
                                                                                             ----------------------------
Less distributions:
Dividends from net investment income.......................................................                  0.00
Distributions from realized gains from security transactions...............................                  0.00
Total distributions........................................................................                  0.00
                                                                                             ----------------------------
Net asset value, end of period.............................................................  $              13.59
                                                                                             ============================
Total return**.............................................................................                 61.02%
Ratios/supplemental data:
Net assets end of period (in 000's)........................................................  $                 803
Ratio of expenses to average net assets....................................................                  2.86%*
Ratio of expenses to average net assets, net of reimbursement..............................                  2.50%*
Ratio of net investment income (loss) to average net assets................................                 (2.76%)*
Ratio of net investment income (loss) to average net assets, net of reimbursement..........                 (2.40%)*
Portfolio turnover rate....................................................................                 78.46%

------------------
*     Annualized
**    Based on net asset value per share


699557.6
                                       19

CLASS D SHARES
                                                                                                    For the period
                                                                                                   October 29, 1996
                                                                                                    (commencement
                                                   For the fiscal year ended December 31,           of investment
                                                   -------------------------------------         operations) through
                                                        1998                  1997                December 31, 1996
                                                        ----                  ----                -----------------

Net asset value, beginning of period                    $7.37                $9.00                     $10.00
                                                        -----                -----                     ------
Income (loss) from investment operations:
Net investment loss                                     (0.20)               (0.16)                     (0.04)
Net realized and unrealized gain (loss) on
   investments                                           6.44                (1.47)                     (0.96)
                                                         ----                ------                     ------
Total from investment operations                         6.24                (1.63)                     (1.00)
                                                         ----                ------                     ------
Less distributions:
Dividends from net investment income                     0.00                 0.00                       0.00
Distribution from realized gains from
   security transactions                                 0.00                 0.00                       0.00
Total distributions                                      0.00                 0.00                       0.00
                                                         ----                -----                      -----
Net asset value, end of period                         $13.61                $7.37                      $9.00
                                                       ======                =====                      ======
Total return**                                          84.67               (18.11%)                   (45.69%)*
Ratios/supplemental data:
Net assets end of period (in 000's)                     64,194               40,191                     34,210
Ratio of expenses to average net assets                  2.75%                2.83%                      3.82%*
Ratio of expenses to average net assets, net
   of reimbursement                                      2.25%                2.25%                      2.25%*
Ratio of net investment income (loss) to
   average net assets                                   (2.72%)              (2.83%)                    (3.82%)*
Ratio of net investment income (loss) to
   average net assets, net of reimbursement             (2.21%)              (2.25%)                    (2.25%)*
Portfolio turnover rate                                 78.46%              355.21%                      0.00%

----------------------
*          Annualized
**         Based on net asset value per share

699557.6
                                       20

AMERINDO FUNDS INC.                               For assistance in completing the application,
Mail to:   Amerindo Technology Fund               call the Amerindo Technology Fund at
           c/o American Data Services, Inc.       1-888-TECH FUND  (832-4386)
           P.O. Box 5536, Hauppauge
           N.Y. 11788-1032

                                          Amerindo Technology Fund-New Account Application
------------------------------------------------------------------------------------------------------------------------------------
1. INITIAL INVESTMENT

|_| Class A $_______________ ($2,500 minimum)
|_| Class D $_______________ ($2,500 minimum)

------------------------------------------------------------------------------------------------------------------------------------
2. ACCOUNT REGISTRATION

|_| Individual ____________________________________________________________________________ if joint, check one:
                   first                        middle                         last           |_| With Right of
                                                                                                   Survivorship

                                                                                              |_| Tenants in
                                                                                                  Common

|_| Joint Tenant ___________________________________________________________________________ |_| Tenants by the
                   first                       middle                      last                   Entireties

|_| Uniform Gifts/Transfers to Minors Act _____________________________________________________________________
                                                                       Custodian's Name


Minor's Birthdate ___/___/___

as Custodian for ________________________________________________           State of Residency________________________
                                  Minor's Name

|_| Corporation, Trust Partnership, or other Entity  ____________________________________________________________
                                                                              Legal Entity Name


______________________________________________________________________________________________________
Trustee's Name (for trust only)                                         Date of Trust (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
3. ACCOUNT ADDRESS

Street Address          ___________________________________________________________________________________

City/State/Zip          ___________________________________________________________________________________

                        ___________________________________________________________________________________

Daytime Telephone       ___________________________________________________________________________________

Citizen of:  |_| U.S.   |_| Other Country _______________________________  (e-mail address)  ______________
                                                Country of Residence

------------------------------------------------------------------------------------------------------------------------------------
4. SOCIAL SECURITY/TAX IDENTIFICATION NUMBER


___________________________________________________ or ________________________________________________
          Social Security Number                                 Taxpayer Identification Number


699557.6




------------------------------------------------------------------------------------------------------------------------------------
5. SOURCE OF INTEREST (PLEASE SPECIFY)
|_| Advertisement ________________________________________ |_| TV/Newspaper _________________________________

|_| Internet |_| Referral _______________________________  |_| Other ________________________________________

------------------------------------------------------------------------------------------------------------------------------------
6. DISTRIBUTIONS

Dividends and capital gains will be automatically reinvested unless otherwise indicated. If you wish Dividend/Capital Gains to be paid in cash, please check the appropriate box.

Dividends are to be:    |_| Paid in Cash            Capital gains are to be:  |_| Paid in Cash

------------------------------------------------------------------------------------------------------------------------------------
7. LETTER OF INTENT (LOI) FOR CLASS A SHARES

|_| I agree to the terms of the Letter of Intent and provisions set forth in the Prospectus. Although I am not obligated to do so, it is my intention to invest over a 13 month period:


|_|   $50,000 but less than $100,000            |_|   $250,000 but less than $500,000          |_|   $1,000,000 or more
|_|   $100,000 but less than $250,000           |_|   $500,000 but less than $1,000,000

(purchases made within the last 90 days will be applied towards LOI amount)

------------------------------------------------------------------------------------------------------------------------------------
8. AUTOMATIC INVESTMENT PLAN

|_| Each month, I would like to have American Data Services draw an Automatic Clearing House (ACH) debit electronically against the account of my Financial Institution listed below, to purchase shares of the AMERINDO TECHNOLOGY FUND.

I understand that the shares of the Fund are purchased on the day of the debit. I also understand that if the automatic purchase cannot be made due to insufficient funds or stop payment, a $15.00 fee will be assessed.

Please mark one of your personal checks "VOID" and attach the voided check to this application, or fill in the information below. As soon as your Financial Institution accepts your authorization, debits will be generated and purchases of Fund shares will begin.
Please note that your Financial Institution must be able to accept ACH transactions. Please allow one month for processing of this
Automatic Investment Plan option before the first debit occurs.

Please begin Automatic Investing for me and invest $___________ ($100 minimum) in shares of the Fund on the:

                                          |_|  10th

                                          |_| 20th of each month, or first business day thereafter.

____________________________________________________________________________________________________________________________________
Name of my Financial Institution               Address of my Financial Institution           Type of Account (checking/savings)


____________________________________________________________________________________________________________________________________
My Financial Institution's ABA Number          My Account Number                             Name(s) on Account

I understand that my ACH debit will be dated each month on the day specified above. I agree that if such debit is not honored upon presentation, American Data Services may discontinue this service, and any purchase of Fund shares may be reversed. I further understand that the net asset value of the shares of the Fund at the time of such reversal may be less than the net asset value on the day of the original purchase. American Data Services is authorized to redeem sufficient additional full and fractional shares from my account to make up the deficiency. The Automatic Investment Plan may be discontinued by American Data Services upon 30 days written notice or by the investor by written notice to American Data Services provided the notice is received no later than 5 business days prior to the specified investment date.

____________________________________________________________________________________________________________________________________
Signature of Depositor                    Signature of Co-Depositor (required for joint accounts)                 Date



699557.6




------------------------------------------------------------------------------------------------------------------------------------
9. TELEPHONE REDEMPTIONS

If you do not want telephone redemption privileges, check here. |_|

I (we) authorize The Amerindo Funds and its agents to act upon instructions, from shareholder or dealer of record, received by telephone or letter, to have amounts wired to my (our) bank account designated below or mailed to the address of record established for this account. I (we) ratify any such instructions. If you will be utilizing the bank wiring option, please attach a voided check from your bank account and complete the information below.

____________________________________________________________________________________________________________________________________
Bank Name

____________________________________________________________________________________________________________________________________
Street

____________________________________________________________________________________________________________________________________
City                                      State                                              Zip Code

____________________________________________________________________________________________________________________________________
Account Name

____________________________________________________________________________________________________________________________________
ABA Routing Number                        Account Number

------------------------------------------------------------------------------------------------------------------------------------
10.  INFORMATION RELEASE TO AND INSTRUCTIONS FROM DEALER/SERVICE ORGANIZATIONS (IF APPLICABLE)

|_|  I hereby authorize the Fund and American Data Services to accept instructions from and transmit information (such as account statements) to the dealer/service organization designated in Section 12 below.

------------------------------------------------------------------------------------------------------------------------------------
11. SIGNATURE & CERTIFICATION FOR THE IRS (US INVESTORS ONLY)

Each of the undersigned has the authority and legal capacity to purchase mutual fund shares, each is of legal age in their state and believes each investment is suitable for themselves. Each of the undersigned has received and read the Prospectus and agrees to its terms.

                                     Certification - under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - you must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

______________________________________________      _______________________________________________    _____________________________
Signature                                           Signature                                          Date
*   If joint account, all tenants must sign  **If corporate account or other legal entity, authorized person must sign in capacity.

------------------------------------------------------------------------------------------------------------------------------------


699557.6




12.  FOR DEALER/SERVICE ORGANIZATION USE ONLY

We hereby submit this application for the purchase of shares of the Fund in accordance with the terms of our selling agreement with
ADS Distributors, Inc. ("Distributor") and with the Fund's prospectus. We agree to notify the Distributor of any purchases of Class
A shares which may be eligible for reduced or eliminated sales charges.



____________________________________________________________________________________________________________________________________
Firm's  Name                                   Account Rep. Name

____________________________________________________________________________________________________________________________________
Branch Address                                                                               Branch Telephone Number

____________________________________________________________________________________________________________________________________
Fund Assigned Firm Number                      Fund Assigned Branch Number                   Fund Assigned Rep Number

____________________________________________________________________________________________________________________________________
Authorized Signature of Dealer



699557.6

                            Amerindo Technology Fund
                               Board of Directors
                            --------------------------

Alberto W. Vilar                        Amerindo Investment Advisors Inc.
Gary A. Tanaka                          Amerindo Investment Advisors Inc.
John Rutledge                                        Rutledge Capital LLC
Jude T. Wanniski                                       Polyconomics, Inc.





                                Officers of Fund
                            ---------------------------

Alberto W. Vilar                                   Chairman of the Board
Gary A. Tanaka                                                 President
Anthony Ciulla                                            Vice President
Dana E. Smith                                             Vice President

                            AMERINDO TECHNOLOGY FUND

                                   May 1, 1999


Investment Adviser                      A Statement of Additional Information (SAI), dated
Amerindo Investment Advisors Inc.       May 1, 1999, and the Fund's Annual and Semi-
San Francisco, California               Annual Reports include additional information about
New York, New York                      the Fund and its investments and are incorporated by
                                        reference into this prospectus.  In the Fund's Annual
Administrator and                       Report is a discussion of the market and investment
Transfer and Dividend Agent             strategies that significantly affected the Fund's
American Data Services, Inc.            performance during its last fiscal year.  You may
Hauppauge, New York                     obtain the SAI, the Annual and Semi-Annual
                                        Reports and material incorporated by reference
Distributor                             without charge by calling the Fund at 1-888-TECH-
SEI Investments Distribution Co.        FUND.  To request other information, please call
Oaks, Pennsylvania  19456               your financial intermediary or the Fund.

Custodian                               A Current SAI has been filed with the Securities and
The Northern Trust Company              Exchange Commission.  You may visit the Securities
Chicago, Illinois                       and Exchange Commission's Internet website
                                        (www.sec.gov) to view the SAI, material
Legal Counsel                           incorporated by reference and other information.
Battle Fowler LLP                       These materials can also be reviewed and copied at
New York, New York                      the Commission's Public Reference Room in
                                        Washington, D.C.  Information on the operation of
Independent Auditors                    the Public Reference Room may be obtained by
Morrison, Brown, Argiz & Company        calling the Commission at 1-800-SEC-0330.  In
Miami, Florida                          addition, copies of these materials may be obtained,
                                        upon payment of a duplicating fee, by writing the
1-888-TECH FUND                         Public Reference Section of the Commission,
www.amerindo.com                        Washington, DC 20549-6009.




811-07531




699557.6